PIMCO Variable Insurance Trust

                      Supplement dated December 15, 1998 to
                        Prospectus dated October 1, 1998


         PIMCO has contractually undertaken to waive some or all of its administrative fee with respect to each Portfolio, subject to potential future reimbursement, to the extent that total Portfolio operating expenses for that Portfolio would exceed, due to the payment by the Portfolio of its pro rata portion of the Trust's Trustees' fees, the "Total Portfolio Operating Expenses" specified in the table of Annual Portfolio Operating Expenses for that Portfolio.

         For the Portfolios that are operational as of the date of this Supplement, absent this contractual undertaking, the total Portfolio operating expenses, based on estimates for the current fiscal year, would be as follows:

         PIMCO Total Return Bond Portfolio                             0.79%
         PIMCO High Yield Bond Portfolio                               0.88%
         PIMCO StocksPLUS Growth and Income Portfolio                  0.77%



               Please retain this Supplement for future reference